                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Polymer Group, Inc. (the "Company") on Form 10-Q for the period ended March 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James L. Schaeffer, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act Of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ JAMES L. SCHAEFFER
                                                 -------------------------------
                                                 James L. Schaeffer
                                                 ACTING CHIEF FINANCIAL OFFICER*

May 19, 2003

*James G. Boyd, the Company's Chief Financial Officer, was involved in an automobile accident on May 8, 2003 and has been hospitalized since such date.